Acquisition of Sauflon Pharmaceuticals Ltd June 30, 2014 Exhibit 99.2

Forward-Looking Statements
June 30, 2014 2
This  presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995.  Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements which are other than statements of historical fact, including all statements regarding the proposed acquisition of Sauflon including Sauflon’s financial position, market position, product development and business strategy, expected cost synergies, expected timing and benefits of the transaction, as well as estimates of our and Sauflon’s future expenses, sales and earnings per share are forward-looking.  To identify these statements look for words like "believes," "expects," "may," "will,"
"should," "could," "seeks," "intends," "plans," "estimates" or "anticipates" and similar words or phrases.  Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.
Among the factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements are:
acquisition-related adverse effects including the failure to close the Sauflon acquisition, the failure to successfully obtain anticipated revenues, margins and earnings benefits of the Sauflon acquisition, integration delays or costs and the requirement to record significant adjustments to the preliminary fair value of assets acquired and liabilities assumed within the measurement period, required regulatory approvals for the Sauflon acquisition not being obtained or being delayed or subject to conditions that are not anticipated, adverse impacts of contingent liabilities or indemnification obligations, increased leverage and lack of access to available financing (including financing for the acquisition or refinancing of debt owed by us or Sauflon on a timely basis and on reasonable terms); adverse changes in the global or regional general business, political and economic conditions due to the current global economic downturn, including the impact of continuing uncertainty and instability of certain European Union countries that could adversely affect our or Sauflon’s global markets; foreign currency exchange rate and interest rate fluctuations including the risk of further declines in the value of the yen and the euro that would decrease our or Sauflon’s revenues and earnings; a major disruption in the operations of our or Sauflon’s manufacturing, research and development or distribution facilities due to technological problems, natural disasters or other causes; disruptions in supplies of raw materials, particularly components used to manufacture our or Sauflon’s silicone hydrogel lenses; limitations on sales following product introductions due to poor market acceptance; new competitors, product innovations or technologies; reduced sales, loss of customers and costs and expenses related to recalls; new U.S. and foreign government laws and regulations, and changes in existing laws, regulations and enforcement guidance, which affect the medical device industry and the healthcare industry generally; failure to receive, or delays in receiving, U.S. or foreign regulatory approvals for products;
failure to obtain adequate coverage and reimbursement from third party payors for our products; compliance costs and potential liability in connection with U.S. and foreign healthcare regulations, including product recalls, and potential losses resulting from sales of counterfeit and other infringing products; legal costs, insurance expenses, settlement costs and the risk of an adverse decision or settlement related to product liability, patent protection or other litigation; changes in tax laws or their interpretation and changes in statutory tax rates; the requirement to provide for a significant liability or to write off, or accelerate depreciation on, a significant asset, including goodwill; the success of our or Sauflon’s research and development activities and other start-up projects; dilution to earnings per share from the Sauflon acquisition or other acquisitions or issuing stock; changes in accounting principles or estimates; environmental risks and other events described in our Securities and Exchange Commission filings, including the
"Business" and “Risk Factors” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013, as such Risk Factors may be updated in quarterly filings.
We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

SAUFLON

SAUFLON
clariti 1 day
WINNER 2011
clariti 1 day toric
WINNER 2012
clariti 1 day multifocal

The Cooper Companies

Company Description
Manufactures and distributes soft contact lenses and solutions, including a full suite of 1-Day silicone hydrogel products (sphere, toric and multifocal)
Forecasted 2014 revenue of $210 million 1 , up 22% year-over-year
Product / Geographic Portfolio
Lead product: clariti® 1day (sphere, toric and multifocal)
– Received FDA clearance in August 2013; launched in the US in March 2014
Global presence with sales offices in over 10 countries and products sold in over 50 countries
Primary operations in UK and Hungary
Other
Privately-held in the UK with ~1,000 employees
Company website: sauflon.co.uk
Acquisition of Sauflon Pharmaceuticals Ltd
Sauflon Overview
Note:  1. Sauflon’s forecasted revenue for fiscal year ending 10/31/14
Source: Management estimates
June 30, 2014 3

Consistent with CooperVision’s strategy to expand presence in underpenetrated areas – 1-Day silicone hydrogel lenses
1-Day silicone hydrogel lenses account for approximately $400M of the global
$3.1B 1-Day market
Significantly accelerates CooperVision’s 1-Day franchise
Enables a multi-tier 1-Day strategy with a full suite of silicone hydrogel and hydrogel lenses available in all product categories (sphere, toric and multifocal)
Enhances position with key retailers
Provides opportunities for synergy
Halo effect – selling existing products into new accounts given demand for 1-Day silicone hydrogels
Capitalizes on CooperVision’s global footprint to aggressively roll out clariti® 1day
Acquisition of Sauflon Pharmaceuticals Ltd
Strategic Rationale
June 30, 2014 4
Source: Management estimates

Purchase Price
Approximately $1.2B
1
Financial Impact
Accretive to earnings per share in fiscal 2015
2
Additional guidance to be provided on fiscal Q3 2014 earnings call and at 9/11/14
Analyst Day
Process
Subject to regulatory approval; closing anticipated prior to the end of fiscal 2014
Financing with off-shore cash and credit facilities
Acquisition of Sauflon Pharmaceuticals Ltd
Key Deal Terms
Notes:
June 30, 2014 5
1. British Pound  purchase price converted to US dollar at a rate of 1.70
2. Excludes one-time charges and deal-related amortization and assumes closing  before end of fiscal year 2014; fiscal 2015 ending 10/31/15

25%
20%
15%
10%
5%
0%
1%
23%
FRP
1-Day

25%
20%
15%
10%
5%
0%
3%
7%
FRP
1-Day

25%
20%
15%
10%
5%
0%
0%
5%
FRP
1-Day

10% global growth in calendar 2012 and 2013; 2% growth in FRP
2
during 2012 and 2013
– 25% growth in 2013 for 1-Day silicone hydrogel; anticipated to grow over 20% per year to 2018
Today only 13% of 1-Day sales are silicone versus 71% of FRP sales
Attractive Opportunity
Market Growth by Geography in Calendar 2013
Fastest Growing Modality in the Global SCL
1
Market
June 30, 2014 6
Note:
1. SCL refers to Soft Contact Lenses
2. FRP refers to Frequent Replacement which includes two-week and monthly lenses
Source: Management estimates
1-Day continues to be the fastest growing modality
US
EMEA Japan

Sauflon
1.4%
Other
3.6%
B&L
9%
Cooper
19%
J&J
43%
Alcon
24%

Other
1%
Sauflon
6%
B&L
8%
J&J
26%
Cooper
24%
Alcon
35%

Competitive Landscape Global SCL Market By Competitor Source: Management estimates EMEA SCL Market By Competitor Cooper vs. Its Peers June 30, 2014 7

Sauflon has great momentum in 1-Day silicone hydrogel
Forecasted revenue in fiscal 2014 of $85 million, up 43% year-over-year
Strong European presence and recent entry into the US
Proven technology with strong brand recognition
Once integrated into CooperVision, we expect to accelerate Sauflon’s growth
Ability to more aggressively roll out clariti® in the US and Asia Pacific utilizing existing infrastructure
Ability to support a more aggressive CapEx program to support multi-year growth
A Winning Combination
Cooper and Sauflon
June 30, 2014 8